UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 30, 2026
Date of Report (Date of earliest event reported)

Bed Bath & Beyond, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-41850 (Commission File Number)	87-0634302 (IRS Employer Identification No.)

433 W. Ascension Way, 3rd Floor
Murray
Utah 84123
(Address of principal executive offices)(Zip Code)

(801) 947-3100
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	BBBY	New York Stock Exchange
Warrants to Purchase Shares of Common Stock	BBBY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On June 30, 2026 (the “Effective Date”), Bed Bath & Beyond, Inc., a Delaware corporation (the “Company”), acquired TwoPonds, Inc., a Delaware corporation (“SFV Services”) and the parent company of SFV-LLGC, LLC, a Florida limited liability company, pursuant to the terms of that certain Agreement and Plan of Merger, dated as of the Effective Date (the “Merger Agreement”), by and among the Company, Beyond Home Services, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Parent”), SFV Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Parent (“Merger Sub”), SFV Services, Mitchell Rosen Revocable Trust (“MR Trust”) and Sharon Rosen Revocable Trust (“SR Trust”, and together with MR Trust, collectively, “Sellers”). Pursuant to the Merger Agreement, Merger Sub merged with and into SFV Services (the “Merger”), with SFV Services surviving the Merger as a wholly owned subsidiary of Parent.

Upon the closing of the Merger (the “Closing”), the Company issued to the Sellers an aggregate of 7,200,000 shares of common stock, $0.0001 par value per share, of the Company (the “Merger Shares”) in exchange for all the outstanding shares of capital stock of SFV Services.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Registration Rights, Lock-up and Voting Agreement

At Closing, the Company and the Sellers entered into the Registration Rights, Lock-up and Voting Agreement, dated as of the Effective Date (the “Registration Rights Agreement”). The Registration Rights Agreement requires the Company (i) to file with the Securities and Exchange Commission (the “SEC”) as promptly as reasonably practicable, but no later than the 90th day following the Effective Date, a shelf registration statement (the “Resale Shelf S-3”) covering the resale of the Merger Shares, (ii) to use its reasonable best efforts to cause the Resale Shelf S-3 to be declared effective by the SEC no later than the earlier of (A) the 30th day following the filing date of the Resale Shelf S-3 (or, in the event the SEC staff notifies the Company that it intends to review the Resale Shelf S-3, the 60th day following the filing date of the Resale Shelf S-3) and (B) five business days after the Company is notified that the Resale Shelf S-3 will not be reviewed by the SEC staff or is not subject to further review by the SEC staff, and (iii) to use its reasonable best efforts to keep the Resale Shelf S-3 continuously effective for a certain effectiveness period. If the Company does not fulfill its obligations under the Registration Rights Agreement with respect to the filing deadline, effectiveness deadline or effectiveness period of the Resale Shelf S-3, it will be required to pay the Sellers liquidated damages of $35,000 in cash for each 30-day period until such registration default has been cured, up to an aggregate maximum amount of $175,000. The Company is required to bear all expenses incurred in connection with the filing of any such registration statements and any such offerings, other than any underwriting discounts, selling commissions or stock transfer taxes relating to the sale of the Merger Shares.

In addition, pursuant to the Registration Rights Agreement, 3,750,000 of the aggregate Merger Shares being issued to the Sellers at Closing will be subject to certain transfer restrictions (subject to certain customary exceptions) for a period of 12 months following the Effective Date (the “Lock-up Period”). For the duration of the Lock-up Period, the Sellers have also agreed to certain “standstill” restrictions, which prohibits each Seller (and its respective affiliates) from, directly or indirectly: (i) acquiring any material assets, businesses or securities of the Company, (ii) publicly or privately offering to enter into, or publicly proposing, any merger, business combination, recapitalization, restructuring or other similar transaction with the Company or any of its subsidiaries, (iii) initiating any stockholder proposal or convening a meeting of stockholders of the Company, or (iv) soliciting proxies with respect to any matter, or otherwise seeking to influence, advise or direct the vote of the stockholders of the Company.

The Sellers have also agreed in the Registration Rights Agreement, for the duration of the Lock-up Period, to cause their respective Merger Shares to be counted as present for stockholder quorum purposes and to vote in accordance with the recommendations of the Board of Directors of the Company with respect to all proposals submitted to the stockholders of the Company for a vote, subject to certain limited exceptions.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On the Effective Date, the Company completed its acquisition of SFV Services. The information contained in Item 1.01 of this Current Report is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information in Item 1.01 of this Current Report with respect to the Merger Shares issued to the Sellers pursuant to the Merger Agreement is incorporated herein by reference. The Merger Shares that were issued in connection with the Merger were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
2.1*
Agreement and Plan of Merger, dated as of June 30, 2026, by and among Bed Bath & Beyond, Inc., Beyond Home Services, LLC, SFV Merger Sub, Inc., TwoPonds, Inc., Mitchell Rosen Revocable Trust and Sharon Rosen Revocable Trust

10.1	Registration Rights, Lock-Up and Voting Agreement, dated as of June 30, 2026, by and among Bed Bath & Beyond, Inc., Mitchell Rosen Revocable Trust and Sharon Rosen Revocable Trust
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document)

*
Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bed Bath & Beyond, Inc.

By:	/s/ Marcus Lemonis
Marcus Lemonis
Chief Executive Officer

Date:	July 1, 2026